UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 6, 2006

TREND MINING COMPANY
(Exact Name of Registrant as Specified in its Charter)
Delaware	0-31159	81-0304651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5439 South Prince Street Littleton, Colorado 80120
(Address of Principal Executive Offices) (Zip Code)
(303) 798-7363
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

        As described in Items 4.01(a) and (b) below, Trend Mining Company (the “Company”) dismissed Williams & Webster, P.S. (“W&W”) as its independent registered public accounting firm, effective as of April 6, 2006 and has engaged Richey, May & Co., LLP (“RMC”) as its new independent registered public accounting to perform procedures related to the financial statements for the Company’s annual report on Form 10-KSB for the fiscal year ending September 30, 2006 and for the fiscal quarterly reports on Form 10-QSB, beginning with the quarter ending March 31, 2006. As described in the third paragraph of Item 4.01(a) below, the change in the Company’s independent registered public accounting firm is not the result of any disagreement with W&W.

(a)	Previous independent registered public accounting firm

        (i)        On April 6, 2006, the Company, pursuant to an action by the Board of Directors, dismissed W&W as its independent registered public accounting firm. The Audit Committee of the Board of Directors participated in and approved the decision to change the Company’s independent registered public accounting firm. The Company’s financial statements for the fiscal years ended September 30, 2005 and 2004 were prepared by W&W.

        (ii)        The reports of W&W on the financial statements for the years ended September 30, 2005, as restated, and September 30, 2004, as restated, did not contain an adverse opinion or disclaimer of opinion and they were not modified as to uncertainty, audit scope or accounting principles, except that the report of W&W on the financial statements of the Company for the years ended September 30, 2005 and 2004 each contained an explanatory paragraph indicating that substantial doubt exists about the Company’s ability to continue as a going concern.

        (iii)        During the two most recent fiscal years and through April 6, 2006, there have been no disagreements with W&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of W&W, would have caused them to make reference to the subject matter of any such disagreements in their reports on the financial statements for such years.

        (iv)        The Company requested that W&W furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated April 6, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b)     New independent registered public accounting firm

        (i)        Effective April 6, 2006 the Company’s Board of Directors engaged RMC as its new independent registered public accounting firm. During the two most recent fiscal years and through April 6, 2006, the Company has not consulted with RMC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any written or oral advice that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

        The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-B:

Exhibit Number	Description
16.1	Letter from Williams & Webster, P.S.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2006	TREND MINING COMPANY
By: /s/ Thomas A. Loucks
Name: Thomas A. Loucks Title: President and Chief Executive Officer